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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 28, 2005

                       Morgan Stanley ABS Capital I Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     333-113543               13-3939229
---------------------------    ------------------------     --------------------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)

        1585 Broadway
       New York, New York                                          10036
     (Address of Principal                                  --------------------
      Executive Offices)                                        (Zip Code)


        Registrant's telephone number, including area code (212) 761-4000
                                                           ---------------------

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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


      Item  8.01. Other Events


      In connection with the offering of IXIS Real Estate Capital Trust 2005-HE3, Mortgage Pass-through certificates, Series 2005-HE3, certain "Computational Materials", dated July 28, 2005, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


      Item  9.01. Financial Statements and Exhibits

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibit 99.1.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (d)   Exhibit 99.2.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (e)   Exhibit 99.3.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (f)   Exhibit 99.4.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (g)   Exhibit 99.5.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (h)   Exhibit 99.6.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (i)   Exhibit 99.7.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (j)   Exhibit 99.8.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (k)   Exhibit 99.9.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (l)   Exhibit 99.10. Related  Computational  Materials (as defined in Item
            8.01 above)

      (m)   Exhibit 99.11. Related  Computational  Materials (as defined in Item
            8.01 above)

      (n)   Exhibit 99.12. Related  Computational  Materials (as defined in Item
            8.01 above)

      (o)   Exhibit 99.13. Related  Computational  Materials (as defined in Item
            8.01 above)

      (p)   Exhibit 99.14. Related  Computational  Materials (as defined in Item
            8.01 above)

      (q)   Exhibit 99.15. Related  Computational  Materials (as defined in Item
            8.01 above)

      (r)   Exhibit 99.16. Related  Computational  Materials (as defined in Item
            8.01 above)

      (s)   Exhibit 99.17. Related  Computational  Materials (as defined in Item
            8.01 above)

      (t)   Exhibit 99.18. Related  Computational  Materials (as defined in Item
            8.01 above)

      (u)   Exhibit 99.19. Related  Computational  Materials (as defined in Item
            8.01 above)

      (v)   Exhibit 99.20. Related  Computational  Materials (as defined in Item
            8.01 above)

      (w)   Exhibit 99.21. Related  Computational  Materials (as defined in Item
            8.01 above)

      (x)   Exhibit 99.22. Related  Computational  Materials (as defined in Item
            8.01 above)

      (y)   Exhibit 99.23. Related  Computational  Materials (as defined in Item
            8.01 above)

      (z)   Exhibit 99.24. Related  Computational  Materials (as defined in Item
            8.01 above)

      (aa)  Exhibit 99.25. Related  Computational  Materials (as defined in Item
            8.01 above)

      (bb)  Exhibit 99.26. Related  Computational  Materials (as defined in Item
            8.01 above)

      (cc)  Exhibit 99.27. Related  Computational  Materials (as defined in Item
            8.01 above)

      (dd)  Exhibit 99.28. Related  Computational  Materials (as defined in Item
            8.01 above)

      (ee)  Exhibit 99.29. Related  Computational  Materials (as defined in Item
            8.01 above)

      (ff)  Exhibit 99.30. Related  Computational  Materials (as defined in Item
            8.01 above)

      (gg)  Exhibit 99.31. Related  Computational  Materials (as defined in Item
            8.01 above)

      (hh)  Exhibit 99.32. Related  Computational  Materials (as defined in Item
            8.01 above)

      (ii)  Exhibit 99.33. Related  Computational  Materials (as defined in Item
            8.01 above)

      (jj)  Exhibit 99.34. Related  Computational  Materials (as defined in Item
            8.01 above)

      (kk)  Exhibit 99.35. Related  Computational  Materials (as defined in Item
            8.01 above)

      (ll)  Exhibit 99.36. Related  Computational  Materials (as defined in Item
            8.01 above)

      (mm)  Exhibit 99.37. Related  Computational  Materials (as defined in Item
            8.01 above)

      (nn)  Exhibit 99.38. Related  Computational  Materials (as defined in Item
            8.01 above)

      (oo)  Exhibit 99.39. Related  Computational  Materials (as defined in Item
            8.01 above)

      (pp)  Exhibit 99.40. Related  Computational  Materials (as defined in Item
            8.01 above)

                                   SIGNATURES


      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 MORGAN STANLEY ABS CAPITAL I INC.
                                 as Depositor and on behalf of IXIS Real Estate Capital Trust 2005-HE3
                                 Registrant


                                       By:   /s/ Gail McDonnell
                                             -----------------------------------
                                             Name:  Gail McDonnell
                                             Title: Vice President



Dated:  August 1, 2005

                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
----------      -----------

99.1            Related Computational Materials (as defined in Item 8.01 above).

99.2            Related Computational Materials (as defined in Item 8.01 above).

99.3            Related Computational Materials (as defined in Item 8.01 above).

99.4            Related Computational Materials (as defined in Item 8.01 above).

99.5            Related Computational Materials (as defined in Item 8.01 above).

99.6            Related Computational Materials (as defined in Item 8.01 above).

99.7            Related Computational Materials (as defined in Item 8.01 above).

99.8            Related Computational Materials (as defined in Item 8.01 above).

99.9            Related Computational Materials (as defined in Item 8.01 above).

99.10           Related Computational Materials (as defined in Item 8.01 above).

99.11           Related Computational Materials (as defined in Item 8.01 above).

99.12           Related Computational Materials (as defined in Item 8.01 above).

99.13           Related Computational Materials (as defined in Item 8.01 above).

99.14           Related Computational Materials (as defined in Item 8.01 above).

99.15           Related Computational Materials (as defined in Item 8.01 above).

99.16           Related Computational Materials (as defined in Item 8.01 above).

99.17           Related Computational Materials (as defined in Item 8.01 above).

99.18           Related Computational Materials (as defined in Item 8.01 above).

99.19           Related Computational Materials (as defined in Item 8.01 above).

99.20           Related Computational Materials (as defined in Item 8.01 above).

99.21           Related Computational Materials (as defined in Item 8.01 above).

99.22           Related Computational Materials (as defined in Item 8.01 above).

99.23           Related Computational Materials (as defined in Item 8.01 above).

99.24           Related Computational Materials (as defined in Item 8.01 above).

99.25           Related Computational Materials (as defined in Item 8.01 above).

99.26           Related Computational Materials (as defined in Item 8.01 above).

99.27           Related Computational Materials (as defined in Item 8.01 above).

99.28           Related Computational Materials (as defined in Item 8.01 above).

99.29           Related Computational Materials (as defined in Item 8.01 above).

99.30           Related Computational Materials (as defined in Item 8.01 above).

99.31           Related Computational Materials (as defined in Item 8.01 above).

99.32           Related Computational Materials (as defined in Item 8.01 above).

99.33           Related Computational Materials (as defined in Item 8.01 above).

99.34           Related Computational Materials (as defined in Item 8.01 above).

99.35           Related Computational Materials (as defined in Item 8.01 above).

99.36           Related Computational Materials (as defined in Item 8.01 above).

99.37           Related Computational Materials (as defined in Item 8.01 above).

99.38           Related Computational Materials (as defined in Item 8.01 above).

99.39           Related Computational Materials (as defined in Item 8.01 above).

99.40           Related Computational Materials (as defined in Item 8.01 above).